                                  AMENDMENT TO
                             DISTRIBUTION AGREEMENT


     THIS AMENDMENT is made as of May 1, 2005, by and between JPMorgan Distribution Services, Inc., JPMorgan Investment Trust and the entities who are currently parties to the Distribution Agreement in place for the open-end investment companies in the JPMorgan fund complex (the "Agreement").

     WHEREAS, the parties hereto wish to amend the Agreement, to reflect the addition of a new party, JPMorgan Investment Trust, to the Agreement.

     NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

1. Capitalized terms not otherwise defined herein shall have the same meaning as are set forth in the Agreement.

3. As of the date of the Amendment, Schedules A and B are replaced with New Schedules A and B.

4. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

5. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

                                     * * * *

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                    JPMORGAN DISTRIBUTION SERVICES, INC.


                                    By:  /S/ NANCY E. FIELDS
                                       ----------------------
                                       Name: Nancy E. Fields
                                       Title:


                                    J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                                    J.P. MORGAN MUTUAL FUND GROUP
                                    J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                                    UNDISCOVERED MANAGERS FUNDS
                                    J.P. MORGAN SERIES TRUST II
                                    J.P. MORGAN FLEMING SERIES TRUST

                                    JPMORGAN TRUST I
                                    JPMORGAN TRUST II
                                    JPMORGAN INVESTMENT TRUST



                                    By:  /S/ STEPHANIE J. DORSEY
                                       ------------------------
                                       Name: Stephanie J. Dorsey
                                       Title:

                                   SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT

                          (EFFECTIVE AS OF MAY 1, 2005)

NAME OF TRUST

------------------------------------------------------------ ---------------------------------------------------------
NAME OF ENTITY                                               STATE AND FORM OF ORGANIZATION
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Fleming Mutual Fund Group, Inc.                  Maryland corporation
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Mutual Fund Group                                Massachusetts business trust
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Mutual Fund Investment Trust                     Massachusetts business trust
------------------------------------------------------------ ---------------------------------------------------------
Undiscovered Managers Funds                                  Massachusetts business trust
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Series Trust II                                  Delaware statutory trust
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Fleming Series Trust                             Massachusetts business trust
------------------------------------------------------------ ---------------------------------------------------------
JPMorgan Trust I                                             Delaware statutory trust
------------------------------------------------------------ ---------------------------------------------------------
JPMorgan Trust II                                            Delaware statutory trust
------------------------------------------------------------ ---------------------------------------------------------
JPMorgan Investment Trust                                    Massachusetts business trust
------------------------------------------------------------ ---------------------------------------------------------

BISYS Draft 12.1.04
                                   SCHEDULE B
                          TO THE DISTRIBUTION AGREEMENT

                          (EFFECTIVE AS OF MAY 1, 2005)
MONEY MARKET FUNDS

------------------------------------------------------------ ---------------------------------------------------------
NAME AS OF FEBRUARY 19, 2005                                 PRIOR NAME
------------------------------------------------------------ ---------------------------------------------------------
JPMorgan 100% U.S. Treasury Securities Money Market Fund     JPMorgan 100% U.S. Treasury Securities Money Market Fund
------------------------------------------------------------ ---------------------------------------------------------
JPMorgan California Municipal Money Market Fund              JPMorgan California Tax Free Money Market Fund
------------------------------------------------------------ ---------------------------------------------------------
JPMorgan Federal Money Market Fund                           JPMorgan Federal Money Market Fund
------------------------------------------------------------ ---------------------------------------------------------
JPMorgan New York Municipal Market Fund                      JPMorgan New York Tax Free Money Market Fund
------------------------------------------------------------ ---------------------------------------------------------
JPMorgan Prime Money Market Fund                             JPMorgan Prime Money Market Fund
------------------------------------------------------------ ---------------------------------------------------------
JPMorgan Tax Free Money Market Fund                          JPMorgan Tax Free Money Market Fund
------------------------------------------------------------ ---------------------------------------------------------
JPMorgan U.S. Government Money Market Fund                   One Group Government Money Market Fund
------------------------------------------------------------ ---------------------------------------------------------
JPMorgan Michigan Municipal Money Market Fund                One Group Michigan Municipal Money Market Fund
------------------------------------------------------------ ---------------------------------------------------------
JPMorgan Municipal Money Market Fund                         One Group Municipal Money Market Fund
------------------------------------------------------------ ---------------------------------------------------------
JPMorgan Ohio Municipal Money Market Fund                    One Group Ohio Municipal Money Market Fund
------------------------------------------------------------ ---------------------------------------------------------
JPMorgan Liquid Assets Money Market Fund                     One Group Prime Money Market Fund
------------------------------------------------------------ ---------------------------------------------------------
JPMorgan Treasury Only Money Market Fund                     One Group Treasury Only Money Market Fund
------------------------------------------------------------ ---------------------------------------------------------
JPMorgan U.S. Treasury Plus Money Market Fund                One Group U.S. Treasury Securities Money Market Fund
------------------------------------------------------------ ---------------------------------------------------------

EQUITY FUNDS

------------------------------------------------------- -----------------------------------------------------
NAME AS OF FEBRUARY 19, 2005                            PRIOR NAME
------------------------------------------------------- -----------------------------------------------------
JPMorgan Capital Growth Fund                            JPMorgan Capital Growth Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Disciplined Equity Fund                        JPMorgan Disciplined Equity Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Diversified Fund                               JPMorgan Diversified Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Dynamic Small Cap Fund                         JPMorgan Dynamic Small Cap Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Asia Equity Fund                               JPMorgan Fleming Asia Equity Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Emerging Markets Equity Fund                   JPMorgan Fleming Emerging Markets Equity Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan International Equity Fund                      JPMorgan Fleming International Equity Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan International Growth Fund                      JPMorgan Fleming International Growth Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan International Opportunities Fund               JPMorgan Fleming International Opportunities Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan International Small Cap Equity Fund            JPMorgan Fleming International Small Cap Equity
                                                        Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan International Value Fund                       JPMorgan Fleming International Value Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Intrepid European Fund                         JPMorgan Fleming Intrepid European Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Japan Fund                                     JPMorgan Fleming Japan Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Tax Aware International Opportunities Fund     JPMorgan Fleming Tax Aware International
                                                        Opportunities Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Global Healthcare Fund                         JPMorgan Global Healthcare Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Growth & Income Fund                           JPMorgan Growth and Income Fund
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
NAME AS OF FEBRUARY 19, 2005                            PRIOR NAME
------------------------------------------------------- -----------------------------------------------------
JPMorgan International Equity Portfolio                 JPMorgan International Equity Portfolio
------------------------------------------------------- -----------------------------------------------------
JPMorgan Intrepid America Fund                          JPMorgan Intrepid America Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Intrepid Growth Fund                           JPMorgan Intrepid Growth Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Intrepid Contrarian Fund                       JPMorgan Intrepid Investor Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Intrepid Value Fund                            JPMorgan Intrepid Value Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Market Neutral Fund                            JPMorgan Market Neutral Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Mid Cap Equity Fund                            JPMorgan Mid Cap Equity Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Mid Cap Growth Fund                            JPMorgan Mid Cap Growth Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Mid Cap Value Fund                             JPMorgan Mid Cap Value Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Mid Cap Value Portfolio                        JPMorgan Mid Cap Value Portfolio
------------------------------------------------------- -----------------------------------------------------
JPMorgan Multi-Manager Small Cap Growth Fund            JPMorgan Multi-Manager Small Cap Growth Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Multi-Manager Small Cap Value Fund             JPMorgan Multi-Manager Small Cap Value Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Select Growth & Income Fund                    JPMorgan Select Growth and Income Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Small Cap Equity Fund                          JPMorgan Small Cap Equity Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Small Company Portfolio                        JPMorgan Small Company Portfolio
------------------------------------------------------- -----------------------------------------------------
JPMorgan Tax Aware Disciplined Equity Fund              JPMorgan Tax Aware Disciplined Equity Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Tax Aware Large Cap Growth Fund                JPMorgan Tax Aware Large Cap Growth Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Tax Aware Large Cap Value Fund                 JPMorgan Tax Aware Large Cap Value Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Tax Aware U.S. Equity Fund                     JPMorgan Tax Aware U.S. Equity Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Trust Small Cap Equity Fund                    JPMorgan Trust Small Cap Equity Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan U.S. Equity Fund                               JPMorgan U.S. Equity Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan U.S. Large Cap Core Equity Portfolio           JPMorgan U.S. Large Cap Core Equity Portfolio
------------------------------------------------------- -----------------------------------------------------
JPMorgan U.S. Small Company Fund                        JPMorgan U.S. Small Company Fund
------------------------------------------------------- -----------------------------------------------------
Undiscovered Managers Small Cap Growth Fund             UM Small Cap Growth Fund
------------------------------------------------------- -----------------------------------------------------
Undiscovered Managers Behavioral Growth Fund            Undiscovered Managers Behavioral Growth Fund
------------------------------------------------------- -----------------------------------------------------
Undiscovered Managers Behavioral Value Fund             Undiscovered Managers Behavioral Value Fund
------------------------------------------------------- -----------------------------------------------------
Undiscovered Managers REIT Fund                         Undiscovered Managers REIT Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Diversified Mid Cap Fund                       One Group Diversified Mid Cap Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Equity Income Fund                             One Group Equity Income Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Equity Index Fund                              One Group Equity Index Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan International Equity Index Fund                One Group International Equity Index Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Large Cap Growth Fund                          One Group Large Cap Growth Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Large Cap Value Fund                           One Group Large Cap Value Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Market Expansion Index Fund                    One Group Market Expansion Index Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Multi-Cap Market Neutral Fund                  One Group Market Neutral Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Diversified Mid Cap Growth Fund                One Group Mid Cap Growth Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Diversified Mid Cap Value Fund                 One Group Mid Cap Value Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan U.S. Real Estate Fund                          One Group Real Estate Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Small Cap Growth Fund                          One Group Small Cap Growth Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Small Cap Value Fund                           One Group Small Cap Value Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Strategic Small Cap Value Fund                 One Group Strategic Small Cap Value Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Technology Fund                                One Group Technology Fund
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
NAME AS OF MAY 1, 2005                                  PRIOR NAME
------------------------------------------------------- -----------------------------------------------------
JPMorgan Investment Trust Balanced Portfolio            One Group Investment Trust Balanced Portfolio
------------------------------------------------------- -----------------------------------------------------
JPMorgan Investment Trust Diversified Equity Portfolio  One Group Investment Trust Diversified Equity
                                                        Portfolio
------------------------------------------------------- -----------------------------------------------------
JPMorgan Investment Trust Diversified Mid Cap           One Group Investment Trust Diversified Mid Cap
Portfolio                                               Portfolio
------------------------------------------------------- -----------------------------------------------------
JPMorgan Investment Trust Equity Index Portfolio        One Group Investment Trust Equity Index Portfolio
------------------------------------------------------- -----------------------------------------------------
JPMorgan Investment Trust Large Cap Growth Portfolio    One Group Investment Trust Large Cap Growth
                                                        Portfolio
------------------------------------------------------- -----------------------------------------------------
JPMorgan Investment Trust Mid Cap Growth Portfolio      One Group Investment Trust Mid Cap Growth Portfolio
------------------------------------------------------- -----------------------------------------------------
JPMorgan Investment Trust Mid Cap Value Portfolio       One Group Investment Trust Mid Cap Value Portfolio
------------------------------------------------------- -----------------------------------------------------

FIXED INCOME FUNDS

------------------------------------------------------- -----------------------------------------------------
NAME AS OF FEBRUARY 19, 2005                            PRIOR NAME
------------------------------------------------------- -----------------------------------------------------
JPMorgan Bond Fund                                      JPMorgan Bond Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Bond Portfolio                                 JPMorgan Bond Portfolio
------------------------------------------------------- -----------------------------------------------------
JPMorgan California Tax Free Bond Fund                  JPMorgan California Bond Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Enhanced Income Fund                           JPMorgan Enhanced Income Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Emerging Markets Debt Fund                     JPMorgan Fleming Emerging Markets Debt Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Global Strategic Income Fund                   JPMorgan Global Strategic Income Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Intermediate Tax Free Bond Fund                JPMorgan Intermediate Tax Free Income Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan New Jersey Tax Free Bond Fund                  JPMorgan New Jersey Tax Free Income Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan New York Tax Free Bond Fund                    JPMorgan New York Intermediate Tax Free Income Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Short Term Bond Fund                           JPMorgan Short Term Bond Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Short Term Bond Fund II                        JPMorgan Short Term Bond Fund II
------------------------------------------------------- -----------------------------------------------------
JPMorgan Tax Aware Enhanced Income Fund                 JPMorgan Tax Aware Enhanced Income Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Tax Aware Real Income Fund                     JPMorgan Tax Aware Real Income Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Tax Aware Short-Intermediate Income Fund       JPMorgan Tax Aware Short-Intermediate Income Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Arizona Municipal Bond Fund                    One Group Arizona Municipal Bond Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Core Bond Fund                                 One Group Bond Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Government Bond Fund                           One Group Government Bond Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan High Yield Bond Fund                           One Group High Yield Bond Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Core Plus Bond Fund                            One Group Income Bond Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Intermediate Bond Fund                         One Group Intermediate Bond Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Kentucky Municipal Bond Fund                   One Group Kentucky Municipal Bond Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Louisiana Municipal Bond Fund                  One Group Louisiana Municipal Bond Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Michigan Municipal Bond Fund                   One Group Michigan Municipal Bond Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Mortgage-Backed Securities Fund                One Group Mortgage-Backed Securities Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Municipal Income Fund                          One Group Municipal Income Fund
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
NAME AS OF FEBRUARY 19, 2005                            PRIOR NAME
------------------------------------------------------- -----------------------------------------------------
JPMorgan Ohio Municipal Bond Fund                       One Group Ohio Municipal Bond Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Short Duration Bond Fund                       One Group Short-Term Bond Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Short Term Municipal Bond Fund                 One Group Short-Term Municipal Bond Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Tax Free Bond Fund                             One Group Tax-Free Bond Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Treasury & Agency Fund                         One Group Treasury & Agency Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Ultra Short Term Bond Fund                     One Group Ultra Short-Term Bond Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan West Virginia Municipal Bond Fund              One Group West Virginia Municipal Bond Fund
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
NAME AS OF MAY 1, 2005                                  PRIOR NAME
------------------------------------------------------- -----------------------------------------------------
JPMorgan Investment Trust Bond Portfolio                One Group Investment Trust Bond Portfolio
------------------------------------------------------- -----------------------------------------------------
JPMorgan Investment Trust Government Bond Portfolio     One Group Investment Trust Government Bond Portfolio
------------------------------------------------------- -----------------------------------------------------

INVESTOR FUNDS

------------------------------------------------------- -----------------------------------------------------
NAME AS OF FEBRUARY 19, 2005                            PRIOR NAME
------------------------------------------------------- -----------------------------------------------------
JPMorgan Investor Balanced Fund                         One Group Investor Balanced Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Investor Conservative Growth Fund              One Group Investor Conservative Growth Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Investor Growth & Income Fund                  One Group Investor Growth & Income Fund
------------------------------------------------------- -----------------------------------------------------
JPMorgan Investor Growth Fund                           One Group Investor Growth Fund
------------------------------------------------------- -----------------------------------------------------